UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23199

First Trust High Yield Opportunities 2027 Term Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: 630-765-8000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

First Trust
High Yield Opportunities 2027 Term Fund (FTHY)
Annual Report
For the Year Ended
May 31, 2023

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Annual Report
May 31, 2023
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust High Yield Opportunities 2027 Term Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Principal Risks” in the Investment Objective, Policies, Risks and Effects of Leverage section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Annual Letter from the Chairman and CEO
May 31, 2023
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust High Yield Opportunities 2027 Term Fund (the “Fund”), which contains detailed information about the Fund for the twelve months ended May 31, 2023.
Between developments at the Federal Reserve (the “Fed”), stock market returns, and the myriad of economic data that we have processed here at First Trust over the past six months, I have no shortage of developments to share with you. Let’s begin with the Fed. In a widely expected move, the Fed voted to keep the Federal Funds target rate unchanged at their meeting on June 14, 2023, ending a streak of ten straight interest rate increases over the past 15 months. That said, the Fed also hinted that at least two more interest rate hikes are likely if they are going to bring inflation down to their desired level of 2.0%. Inflation, as measured by the 12-month rate of change in the Consumer Price Index, stood at 4.0% as of June 20, 2023, well below its most recent high of 9.1% in June 2022. Despite tighter monetary policy, the U.S. added 1.57 million jobs this year, a 2.5% annualized growth rate, and real gross domestic product rose at a 1.3% annualized rate in the first quarter of 2023, according to Brian Wesbury, Chief Economist at First Trust.
Driven by developments in Artificial Intelligence, the S&P 500® Index has had an exceptional start to the year, posting a total return of 15.8% for the year-to-date period ended June 16, 2023. The tech-centric Nasdaq-100 Index® has seen a staggering 38.5% total return over the same period. When the stock market increases by 20% or more from its most recent low, it is often referred to as a “bull market.” On June 8, 2023, the S&P 500® Index closed at 4,293.93, 20.04% above its most recent low of 3,577.03 (which occurred on October 12, 2022). We’ll leave it to the pundits to debate how long this bull market will last, but history shows that bull markets typically fare better when there are longer pauses between interest rate hikes, according to Bloomberg.
Meanwhile, the effects of higher inflation and the Fed’s restrictive monetary policy appear to be taking a toll on the U.S. consumer. U.S. household debt reached a record $17.05 trillion in the first quarter of 2023. Furthermore, total balances for U.S. credit card holders did not decline in the first quarter of the year, marking the first time that has happened since 2001. ATTOM, a property data analytics company, reported that U.S. foreclosure activity (including default notices) for the month of May 2023 increased by 14%, to 35,195 properties, from the same period a year ago, according to its own release. That said, not all the news is negative. The Fed reported that the net worth of U.S. households stood at $148.8 trillion at the end of the first quarter of 2023, up $3 trillion from when it stood at $145.8 trillion at the end of the fourth quarter of 2022, according to MarketWatch. Most of the increase in household net worth can be attributed to the rebound in the stock market. The value of equities held by U.S. households jumped by $2.4 trillion in the first quarter of 2023. As the great economist Milton Friedman famously said, the effects of monetary policy are long and variable. In my opinion, time will reveal the full impact of the tighter economic policies of the past 15 months on the consumer and the U.S. economy.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
“AT A GLANCE”
As of May 31, 2023 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FTHY
Common Share Price	$13.52
Common Share Net Asset Value (“NAV”)	$15.40
Premium (Discount) to NAV	(12.21)%
Net Assets Applicable to Common Shares	$566,398,969
Current Distribution per Common Share(1)	$0.1300
Current Annualized Distribution per Common Share	$1.5600
Current Distribution Rate on Common Share Price(2)	11.54%
Current Distribution Rate on NAV(2)	10.13%
Common Share Price & NAV (weekly closing price)

Performance
		Average Annual Total Returns
	1 Year Ended 5/31/23	Inception (6/25/20) to 5/31/23
Fund Performance(3)
NAV(4)	-1.86%	-0.42%
Market Value	-6.27%	-4.74%
Index Performance
ICE BofA US High Yield Constrained Index	-0.17%	2.48%
(1)	Most recent distribution paid through May 31, 2023. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid through the report date and then dividing by Common Share Price or NAV, as applicable, as of May 31, 2023. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(4)	On January 3, 2023, the fair value methodology used to value the senior loan investments held by the Fund was changed. Prior to that date, the senior loans were valued using the bid side price provided by a pricing service. After such date, the senior loans were valued using the midpoint between the bid and ask price provided by a pricing service. The change in the Fund’s fair value methodology on January 3, 2023, resulted in a one-time increase in the Fund’s NAV of approximately $0.018 per share on that date, which represented a positive impact on the Fund’s performance of 0.11%. Without the change to the pricing methodology, the performance of the Fund on a NAV basis would have been -1.92% and -0.44%, in the one-year and since inception periods ended May 31, 2023, respectively.

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
“AT A GLANCE” (Continued)
As of May 31, 2023 (Unaudited)
Credit Quality (S&P Ratings)(5)	% of Total Fixed-Income Investments(6)
BBB	0.7%
BBB-	4.4
BB+	7.3
BB	4.9
BB-	13.4
B+	15.7
B	13.8
B-	19.0
CCC+	17.1
CCC	3.0
CCC-	0.2
Not Rated	0.5
Total	100.0%

Top 10 Issuers	% of Total Long-Term Investments(6)
Charter Communications Operating, LLC	4.2%
Verscend Technologies, Inc. (Cotiviti)	3.7
Alliant Holdings I, LLC	3.5
Nexstar Broadcasting, Inc.	3.4
HUB International Ltd.	3.3
AssuredPartners, Inc.	3.2
SS&C Technologies Holdings, Inc.	3.2
Tenet Healthcare Corp.	3.2
AmWINS Group, Inc.	2.6
PG&E Corp.	2.2
Total	32.5%
Industry Classification	% of Total Long-Term Investments(6)
Media	16.4%
Software	15.2
Insurance	14.8
Health Care Providers & Services	9.7
Health Care Technology	7.4
Hotels, Restaurants & Leisure	6.0
Containers & Packaging	4.2
Electric Utilities	2.5
IT Services	2.1
Diversified Telecommunication Services	2.0
Health Care Equipment & Supplies	2.0
Building Products	1.6
Commercial Services & Supplies	1.5
Trading Companies & Distributors	1.4
Life Sciences Tools & Services	1.3
Diversified Consumer Services	1.2
Machinery	1.1
Interactive Media & Services	1.1
Entertainment	1.0
Specialty Retail	0.8
Construction & Engineering	0.7
Professional Services	0.7
Construction Materials	0.7
Diversified Financial Services	0.6
Automobiles	0.6
Wireless Telecommunication Services	0.5
Consumer Finance	0.5
Aerospace & Defense	0.5
Household Products	0.5
Electronic Equipment, Instruments & Components	0.4
Independent Power & Renewable Electricity Producers	0.4
Capital Markets	0.2
Personal Care Products	0.2
Food Products	0.1
Consumer Staples Distribution & Retail	0.1
Electrical Equipment	0.0*
Pharmaceuticals	0.0*
Total	100.0%

*	Amount is less than 0.01%.

(5)	The ratings are by S&P Global Ratings except where otherwise indicated. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are only privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
(6)	Percentages are based on long-term positions. Money market funds are excluded.

Portfolio Commentary
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Annual Report
May 31, 2023 (Unaudited)
Advisor
The First Trust Advisors L.P. (“First Trust”) Leveraged Finance Team is comprised of 16 experienced investment professionals specializing in below investment grade securities. The team is comprised of portfolio management, research, trading and operations personnel. As of May 31, 2023, the First Trust Leveraged Finance Team managed or supervised approximately $5.5 billion in senior secured bank loans and high yield bonds. These assets are managed across various strategies, including two closed-end funds, an open-end fund, and four exchange-traded funds on behalf of retail and institutional clients.
Portfolio Management Team
William Housey, CFA – Managing Director of Fixed Income, Senior Portfolio Manager
Jeffrey Scott, CFA – Senior Vice President, Portfolio Manager
Commentary
First Trust High Yield Opportunities 2027 Term Fund
The investment objective of the First Trust High Yield Opportunities 2027 Term Fund (“FTHY” or the “Fund”) is to provide current income. Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its Managed Assets in high yield debt securities of any maturity that are rated below investment grade at the time of purchase or unrated securities determined by the First Trust Leveraged Finance Team to be of comparable quality. “Managed Assets” means the total asset value of the Fund minus the sum of its liabilities, other than the principal amount of borrowings. High yield debt securities include U.S. and non-U.S. corporate debt obligations and senior secured floating rate loans (“Senior Loans”). Securities rated below investment grade are commonly referred to as “junk” or “high yield” securities and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. There can be no assurance that the Fund will achieve its investment objective or that the Fund’s investment strategies will be successful.
Market Recap
Two sweeping themes colored the twelve-month period ended May 31, 2023: the Federal Reserve’s (the “Fed”) fight against stubbornly high inflation and persistent interest rate volatility. The May 2022 (reported in June 2022) Consumer Price Index (“CPI”) printed 8.6%, over four times greater than the Fed’s 2.0% target. Consequently, the Fed raised interest rates by 0.75% at their June 2022 Federal Open Market Committee Meeting, marking the single largest percentage point rate increase in the last 28 years. At the same time, consumer confidence hit a 16-month low, and equities (the S&P 500® Index) fell 20.47% from the all-time high reached on January 3, 2022. The Fed went on to deliver three more 0.75% interest rate hikes at their July, September, and November 2022 meetings (for a total of four 0.75% interest rate hikes in 2022). At this point, the market postulated that the Fed might “pivot” to a more accommodative interest rate policy, despite the November 2022 (reported in December 2022) CPI printing 7.1%; again, well above the Fed’s 2.0% target. As the Fed “slowed” its aggressive pace of rate hikes from 0.75% per meeting to 0.50% per meeting in December 2022, the market still maintained (as evidenced by Fed Fund Futures) that the Fed was unlikely to reach its ultimate inflation target. However, in light of inflation’s slow deceleration, the Fed forged on, delivering the equivalent of seventeen 25 basis point (“bps”) rate hikes during the twelve-month period ended May 31, 2023.
Despite the Fed’s demonstrated resolve, the market’s interpretation of their policy path remained remarkably fickle in the first quarter of 2023; in early March, after a strong labor market report, the market expected a terminal Federal Funds target rate of 5.50-5.75%, higher than the Fed’s own “dot plot” projection. However, by the end of the first quarter of 2023, investors had rapidly slashed rate expectations amid chaos in the banking sector, pricing in a terminal Federal Funds target rate of 4.75-5.00%. In effect, the market went from expecting as many as three interest rate hikes in 2023, to pricing in as many as four interest rate cuts by January 2024. While the market waivered in the first quarter of 2023, the Fed did not, as they maintained their forecast of a 5.00-5.25% terminal Federal Funds target rate at the May 2023 meeting. At the same time, the April 2023 (reported in May 2023) CPI remained 4.9%, proving the Fed’s battle against inflation had yet to be won.
The 10-Year U.S. Treasury yield (rates) increased from 2.85% on May 31, 2022, to 3.88% on December 30, 2022, after reaching highs of 4.24% in October 2022. The 10-Year U.S. Treasury yielded 3.65% as of May 31, 2023. Over the last twelve months, investors experienced two stark return profiles. As rising interest rates plagued fixed income returns in 2022, from May 31, 2022 to December 30, 2022, investment grade corporate bonds returned -4.07%, senior loans returned 1.70%, high yield bonds returned -3.76%, and equities (the S&P 500® Index) returned -6.14%. However, as yields rose across nearly all fixed income asset classes in 2023, the bond math improved; from December 30, 2022 to May 31, 2023, investment grade corporate bonds returned 2.94%, senior loans returned 4.15% and high yield bonds returned 3.73%, while exuberant investor sentiment pushed the S&P 500® Index up 9.65% over that same time period.

Portfolio Commentary (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Annual Report
May 31, 2023 (Unaudited)
High-Yield Bond Market
High-yield bond spreads over U.S. Treasuries increased 48 bps in the 12-month period ended May 31, 2023 to T+471 bps. The current spread is 79 bps below the high-yield bond market’s long-term average spread over U.S. Treasuries of T+550 bps (December 1997 – May 2023). High-yield bond funds reported their fifth monthly outflow in the last six months, marking the eighth outflow over the last twelve-month (“LTM”) period. High-yield bond outflows totaled $24.7 billion in the LTM period.
During the LTM period, higher quality BB rated high-yield bonds returned -0.49%, underperforming single-B rated bonds (0.32%) and outperforming CCC rated bonds (-0.57%). The average price of high-yield bonds in the market decreased from $92.46 at the beginning of the period to $87.48 at the end of the period.(1)
Senior Loan Market
Senior loan spreads over the 3-month London Interbank Offered Rate (“LIBOR”) increased 57 bps in the 12-month period ended May 31, 2023 to L+608 bps. The current spread is 91 bps above the senior loan market’s long-term average spread of L+517 bps (December 1997 – May 2023). Loan fund outflows totaled $49.8 billion over the LTM period. Seventeen consecutive monthly inflows totaling $71.70 billion (from December 2020 to April 2022) preceded recent outflows.
During the LTM period, higher quality BB rated senior loans returned 7.51%, outperforming single-B rated senior loans (6.07%) and CCC rated senior loans (-1.55%). The average price of senior loans in the market decreased from $94.64 at the beginning of the period to $92.89 at the end of the period.(1)
Default Rates
During the 12-month period ended May 31, 2023, default rates increased within the high-yield bond and senior loan markets, as respectively measured by the JP Morgan High-Yield Bond Universe and the Morningstar® LSTA® US Leveraged Loan Index. The LTM default rate within the high-yield bond market increased from 0.43% at the beginning of the period to 1.49% at the end of the period. The LTM default rate within the senior loan market increased from 0.21% at the beginning of the period to 1.58% at the end of the period. The default rates in both the high-yield bond market and the senior loan market are below the long-term average default rates of 3.02% and 2.72%, respectively.(2)
Performance Analysis
		Average Annual Total Returns
	1 Year Ended 5/31/23	Inception (6/25/20) to 5/31/23
Fund Performance(3)
NAV(4)	-1.86%	-0.42%
Market Value	-6.27%	-4.74%
Index Performance
ICE BofA US High Yield Constrained Index	-0.17%	2.48%
(1)	Source: Bloomberg. Performance of senior loans and high-yield bonds are based on the Morningstar® LSTA® US Leveraged Loan Index and ICE BofA US High Yield Constrained Index, respectively.
(2)	Source: J.P. Morgan High Yield Market Monitor
(3)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per Common Share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year.
(4)	On January 3, 2023, the fair value methodology used to value the senior loan investments held by the Fund was changed. Prior to that date, the senior loans were valued using the bid side price provided by a pricing service. After such date, the senior loans were valued using the midpoint between the bid and ask price provided by a pricing service. The change in the Fund’s fair value methodology on January 3, 2023, resulted in a one-time increase in the Fund’s NAV of approximately $0.018 per share on that date, which represented a positive impact on the Fund’s performance of 0.11%. Without the change to the pricing methodology, the performance of the Fund on a NAV basis would have been -1.92% and -0.44%, in the one-year and since inception periods ended May 31, 2023, respectively.

Portfolio Commentary (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Annual Report
May 31, 2023 (Unaudited)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
During the 12-month period ended May 31, 2023, the Fund generated a net asset value (“NAV”) return of -1.86% and a market price return(5) of -6.27%. This compares to the ICE BofA US High Yield Constrained Index’s (the “Index”) return of -0.17% over the same period. The Fund’s discount to NAV widened from -8.07% at the beginning of the period to -12.21% at the end of the period as the Fund’s market price deceased more than its NAV.
At the end of May 2023, the Fund was well diversified across 208 securities (average position size of 0.48%) and the top 10 issuers comprised 32.50% of the Fund. The Fund was also well diversified across 37 different industries, the largest of which was Media at 16.40%, followed by Software at 15.15%, and Insurance at 14.84%. Additionally, the Fund held 80.72% of its total assets in high yield bonds at the end of the period. The Fund’s leverage was 17.84% of adjusted net assets (net assets plus borrowings) at the end of the period. The Fund’s use of leverage proved a modest headwind to performance as risk assets generated negative returns in the LTM period. The Fund strategically reduced leverage from 30.19% at the beginning of the period to 17.84% at the end of the period. Finally, the Fund modestly utilized credit default swap indices (“CDX”) as a hedge against volatility during the period which had a nominal but positive impact to performance during the LTM period.
The primary contributors to performance relative to the Index in the LTM period were the Fund’s overweight allocation and security selection within the Insurance industry, as well as the Fund’s security selection within the Technology and Electronics industry. Within the Insurance industry, the Fund’s overweight positions in insurance brokerage companies drove returns. Within the Technology and Electronics industries, the Fund’s overweight position in a telecommunications equipment manufacturer, as well as the Fund’s overweight position in a digital advertising company, drove returns. At the end of the period, the Fund held 80.72% in high yield bonds and 19.25% in senior loans; this compares to 72.92% and 26.86%, respectively, at the beginning of the period. Senior loans outperformed high yield bonds in the LTM period, which also benefited the Fund’s return.
The Fund’s overweight position and security selection within the Media industry partially offset the aforementioned tailwinds to performance. Within the Media industry, the Fund’s overweight positions in a cable television provider and a radio broadcaster detracted from performance. The Fund’s underweight position in the Energy industry proved an additional headwind to performance as the Energy sector outperformed the overall Index in the LTM period.
The Fund has a practice of seeking to maintain a relatively stable monthly distribution, which may be changed at any time. The practice has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. However, the Advisor believes the practice helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV. The monthly distribution rate began the period at $0.1344 per share and ended the period at $0.1300 per share. At the $0.1300 per share monthly distribution rate, the annualized distribution rate at May 31, 2023 was 10.13% at NAV and 11.54% at market price. For the twelve-month period ended May 31, 2023, 62.78% of the distributions were characterized as ordinary income and 37.22% were characterized as return of capital. The final determination of the source and tax status of all 2023 distributions will be made after the
(5)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per Common Share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year.

Portfolio Commentary (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Annual Report
May 31, 2023 (Unaudited)
end of 2023 and will be provided on Form 1099-DIV. The foregoing is not to be construed as tax advice. Please consult your tax advisor for further information regarding tax matters.
Market and Fund Outlook
By the second half of 2022, financial markets had refocused on an increasingly hawkish Fed. While persistent rate volatility depressed fixed income returns in 2022, higher levels of income supported positive returns in 2023. Though corporate issuer fundamentals proved intact at the beginning of the period, marked by healthy balance sheets and strong liquidity profiles, we expect volatility to persist as investors navigate the current business cycle. Given our expectation of a recession in late 2023 or early 2024, we continue to favor defensive positioning in businesses that exhibit lower cyclicality. In this environment of widespread uncertainty and dislocation, we remain focused on our detailed credit underwriting process and disciplined approach to risk management.

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments
May 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES – 87.6%
	Aerospace & Defense – 0.6%
$158,000	Booz Allen Hamilton, Inc. (a) (b)	3.88%	09/01/28	$141,827
2,598,000	TransDigm, Inc. (a) (b)	6.25%	03/15/26	2,582,551
556,000	TransDigm, Inc. (a) (b)	6.75%	08/15/28	557,336
				3,281,714
	Agricultural Products & Services – 0.1%
623,000	Lamb Weston Holdings, Inc. (a) (b)	4.88%	05/15/28	602,283
	Apparel Retail – 0.8%
4,040,000	Nordstrom, Inc. (b)	4.00%	03/15/27	3,500,438
1,146,000	Nordstrom, Inc. (b)	4.38%	04/01/30	912,313
				4,412,751
	Application Software – 1.5%
1,631,000	Alteryx, Inc. (a) (b)	8.75%	03/15/28	1,566,921
5,755,000	GoTo Group, Inc. (a) (b)	5.50%	09/01/27	3,284,530
3,000,000	McAfee Corp. (a) (b)	7.38%	02/15/30	2,525,931
1,513,000	Open Text Holdings, Inc. (a) (b)	4.13%	12/01/31	1,242,861
				8,620,243
	Automobile Manufacturers – 0.7%
3,369,000	Ford Motor Co. (b)	9.63%	04/22/30	3,843,149
333,000	Penske Automotive Group, Inc. (b)	3.50%	09/01/25	316,983
				4,160,132
	Automotive Retail – 0.0%
83,000	Group 1 Automotive, Inc. (a) (b)	4.00%	08/15/28	72,767
	Broadcasting – 12.3%
5,708,000	Gray Television, Inc. (a) (b)	5.88%	07/15/26	4,913,159
8,201,000	Gray Television, Inc. (a) (b)	7.00%	05/15/27	6,764,386
3,409,000	Gray Television, Inc. (a) (b)	4.75%	10/15/30	2,212,834
13,053,000	iHeartCommunications, Inc. (b)	8.38%	05/01/27	7,380,285
22,177,000	Nexstar Media, Inc. (a) (b)	5.63%	07/15/27	20,374,564
3,150,000	Nexstar Media, Inc. (a) (b)	4.75%	11/01/28	2,661,746
611,000	Scripps Escrow II, Inc. (a) (b)	3.88%	01/15/29	471,289
17,974,000	Sinclair Television Group, Inc. (a) (b)	5.13%	02/15/27	14,760,348
6,745,000	Sirius XM Radio, Inc. (a) (b)	3.13%	09/01/26	5,958,695
343,000	Sirius XM Radio, Inc. (a) (b)	5.50%	07/01/29	299,826
1,959,000	Univision Communications, Inc. (a) (b)	5.13%	02/15/25	1,894,412
2,027,000	Univision Communications, Inc. (a) (b)	6.63%	06/01/27	1,922,070
				69,613,614
	Building Products – 0.2%
574,000	Standard Industries, Inc. (a) (b)	4.75%	01/15/28	527,207
858,000	Standard Industries, Inc. (a) (b)	4.38%	07/15/30	725,354
				1,252,561
	Cable & Satellite – 7.2%
2,262,000	CCO Holdings, LLC/CCO Holdings Capital Corp. (a) (b)	5.00%	02/01/28	2,058,526
9,088,000	CCO Holdings, LLC/CCO Holdings Capital Corp. (a) (b)	5.38%	06/01/29	8,191,817
4,567,000	CCO Holdings, LLC/CCO Holdings Capital Corp. (a) (b)	6.38%	09/01/29	4,264,803
9,913,000	CCO Holdings, LLC/CCO Holdings Capital Corp. (a) (b)	4.75%	03/01/30	8,372,206
3,993,000	CCO Holdings, LLC/CCO Holdings Capital Corp. (a) (b)	4.50%	08/15/30	3,290,599
1,155,000	CCO Holdings, LLC/CCO Holdings Capital Corp. (a) (b)	4.25%	02/01/31	926,292
1,544,000	CCO Holdings, LLC/CCO Holdings Capital Corp. (a) (b)	7.38%	03/03/31	1,478,810

See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
May 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Cable & Satellite (Continued)
$2,370,000	CSC Holdings, LLC (a) (b)	7.50%	04/01/28	$1,287,137
667,000	CSC Holdings, LLC (a) (b)	11.25%	05/15/28	632,763
19,531,000	CSC Holdings, LLC (a)	5.75%	01/15/30	8,623,817
3,000,000	CSC Holdings, LLC (a)	4.63%	12/01/30	1,285,287
250,000	CSC Holdings, LLC (a) (b)	3.38%	02/15/31	171,150
143,000	Directv Financing, LLC/Directv Financing Co-Obligor, Inc. (a) (b)	5.88%	08/15/27	126,118
				40,709,325
	Casinos & Gaming – 4.0%
1,438,000	Boyd Gaming Corp. (a) (b)	4.75%	06/15/31	1,280,202
1,999,000	Caesars Entertainment, Inc. (a) (b)	4.63%	10/15/29	1,725,867
77,000	Caesars Entertainment, Inc. (a) (b)	7.00%	02/15/30	77,423
71,000	CDI Escrow Issuer, Inc. (a) (b)	5.75%	04/01/30	66,618
9,182,000	Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc. (a) (b)	6.75%	01/15/30	7,480,277
170,000	MGM Resorts International (b)	6.75%	05/01/25	170,800
582,000	MGM Resorts International (b)	5.75%	06/15/25	578,472
284,000	Scientific Games Holdings L.P./Scientific Games US FinCo, Inc. (a) (b)	6.63%	03/01/30	249,968
2,694,000	Station Casinos, LLC (a) (b)	4.50%	02/15/28	2,400,722
1,624,000	VICI Properties L.P./VICI Note Co., Inc. (a) (b)	3.50%	02/15/25	1,550,326
7,698,000	VICI Properties L.P./VICI Note Co., Inc. (a) (b)	4.25%	12/01/26	7,230,620
60,000	VICI Properties L.P./VICI Note Co., Inc. (a) (b)	3.75%	02/15/27	55,638
				22,866,933
	Commercial Printing – 0.2%
471,000	Multi-Color Corp. (LABL, Inc.) (a) (b)	10.50%	07/15/27	439,430
612,000	Multi-Color Corp. (LABL, Inc.) (a) (b)	9.50%	11/01/28	615,482
				1,054,912
	Construction & Engineering – 0.9%
5,605,000	Pike Corp. (a) (b)	5.50%	09/01/28	5,010,758
	Construction Materials – 0.9%
74,000	GYP Holdings III Corp. (a) (b)	4.63%	05/01/29	64,288
5,167,000	Summit Materials, LLC/Summit Materials Finance Corp. (a) (b)	5.25%	01/15/29	4,855,094
				4,919,382
	Consumer Finance – 0.6%
811,000	Black Knight InfoServ, LLC (a) (b)	3.63%	09/01/28	728,886
3,056,000	FirstCash, Inc. (a) (b)	4.63%	09/01/28	2,723,814
				3,452,700
	Diversified Support Services – 0.1%
300,000	Ritchie Bros. Auctioneers, Inc. (a) (b)	6.75%	03/15/28	303,942
300,000	Ritchie Bros. Auctioneers, Inc. (a) (b)	7.75%	03/15/31	313,056
				616,998
	Electric Utilities – 2.4%
13,275,000	PG&E Corp. (b)	5.00%	07/01/28	12,257,198
1,588,000	Vistra Operations Co., LLC (a) (b)	5.00%	07/31/27	1,493,973
				13,751,171
	Electrical Components & Equipment – 0.1%
333,000	Sensata Technologies, Inc. (a) (b)	3.75%	02/15/31	282,743
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
May 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Environmental & Facilities Services – 0.3%
$1,907,000	Waste Pro USA, Inc. (a) (b)	5.50%	02/15/26	$1,757,411
	Financial Exchanges & Data – 0.1%
565,000	MSCI, Inc. (a) (b)	3.25%	08/15/33	453,154
	Food Distributors – 0.1%
603,000	US Foods, Inc. (a) (b)	4.75%	02/15/29	550,745
	Health Care Equipment – 0.1%
652,000	Baxter International, Inc. (b)	1.32%	11/29/24	612,666
	Health Care Facilities – 6.9%
1,510,000	Acadia Healthcare Co., Inc. (a) (b)	5.00%	04/15/29	1,386,503
718,000	Encompass Health Corp. (b)	4.75%	02/01/30	655,008
7,218,000	HCA, Inc. (b)	5.88%	02/15/26	7,254,434
569,000	HCA, Inc. (b)	5.38%	09/01/26	566,819
7,842,000	Select Medical Corp. (a) (b)	6.25%	08/15/26	7,634,746
302,000	Tenet Healthcare Corp. (b)	4.88%	01/01/26	292,403
19,000,000	Tenet Healthcare Corp. (b)	6.25%	02/01/27	18,733,195
1,358,000	Tenet Healthcare Corp. (b)	5.13%	11/01/27	1,298,881
1,329,000	Tenet Healthcare Corp. (b)	4.63%	06/15/28	1,237,149
				39,059,138
	Health Care Services – 2.6%
8,712,000	DaVita, Inc. (a) (b)	4.63%	06/01/30	7,472,809
551,000	DaVita, Inc. (a) (b)	3.75%	02/15/31	437,932
10,403,000	Global Medical Response, Inc. (a) (b)	6.50%	10/01/25	7,038,514
				14,949,255
	Health Care Supplies – 2.3%
9,847,000	Medline Borrower L.P. (a) (b)	3.88%	04/01/29	8,503,276
4,833,000	Medline Borrower L.P. (a) (b)	5.25%	10/01/29	4,140,323
330,000	Owens & Minor, Inc. (a) (b)	4.50%	03/31/29	271,088
				12,914,687
	Health Care Technology – 2.3%
6,527,000	AthenaHealth Group, Inc. (a) (b)	6.50%	02/15/30	5,382,047
397,000	HealthEquity, Inc. (a) (b)	4.50%	10/01/29	353,020
7,307,000	Verscend Escrow Corp. (a) (b)	9.75%	08/15/26	7,333,473
				13,068,540
	Hotels, Resorts & Cruise Lines – 0.1%
289,000	Wyndham Hotels & Resorts, Inc. (a) (b)	4.38%	08/15/28	265,536
575,000	XHR L.P. (a) (b)	4.88%	06/01/29	493,048
				758,584
	Household Products – 0.6%
1,121,000	Energizer Holdings, Inc. (a) (b)	6.50%	12/31/27	1,078,811
1,746,000	Energizer Holdings, Inc. (a) (b)	4.75%	06/15/28	1,555,791
650,000	Energizer Holdings, Inc. (a) (b)	4.38%	03/31/29	557,700
				3,192,302
	Independent Power Producers & Energy Traders – 0.4%
2,770,000	Calpine Corp. (a) (b)	5.13%	03/15/28	2,484,538
	Industrial Machinery & Supplies & Components – 1.1%
6,597,000	Gates Global, LLC/Gates Corp. (a) (b)	6.25%	01/15/26	6,473,603

See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
May 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Insurance Brokers – 14.2%
$17,071,000	Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer (a) (b)	6.75%	10/15/27	$15,930,607
7,588,000	Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer (a) (b)	6.75%	04/15/28	7,453,186
210,000	Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer (a) (b)	5.88%	11/01/29	180,371
19,532,000	AmWINS Group, Inc. (a) (b)	4.88%	06/30/29	17,457,752
8,980,000	AssuredPartners, Inc. (a) (b)	7.00%	08/15/25	8,867,195
13,689,000	AssuredPartners, Inc. (a) (b)	5.63%	01/15/29	11,858,963
2,092,000	BroadStreet Partners, Inc. (a) (b)	5.88%	04/15/29	1,812,401
1,211,000	GTCR AP Finance, Inc. (a) (b)	8.00%	05/15/27	1,179,876
7,908,000	HUB International Ltd. (a) (b)	7.00%	05/01/26	7,798,852
4,934,000	HUB International Ltd. (a) (b)	5.63%	12/01/29	4,432,093
3,801,000	Ryan Specialty Group, LLC (a) (b)	4.38%	02/01/30	3,375,446
				80,346,742
	Integrated Telecommunication Services – 0.9%
61,000	Zayo Group Holdings, Inc. (a) (b)	4.00%	03/01/27	42,680
8,267,000	Zayo Group Holdings, Inc. (a) (b)	6.13%	03/01/28	4,989,409
				5,032,089
	Interactive Media & Services – 1.4%
8,270,000	Cars.com, Inc. (a) (b)	6.38%	11/01/28	7,679,357
	Internet Services & Infrastructure – 1.3%
6,210,000	Go Daddy Operating Co., LLC/GD Finance Co., Inc. (a) (b)	5.25%	12/01/27	5,938,654
1,816,000	Go Daddy Operating Co., LLC/GD Finance Co., Inc. (a) (b)	3.50%	03/01/29	1,573,881
				7,512,535
	Investment Banking & Brokerage – 0.2%
1,045,000	LPL Holdings, Inc. (a) (b)	4.63%	11/15/27	970,383
	IT Consulting & Other Services – 0.3%
2,000,000	Gartner, Inc. (a) (b)	4.50%	07/01/28	1,885,575
	Leisure Facilities – 0.1%
283,000	SeaWorld Parks & Entertainment, Inc. (a) (b)	5.25%	08/15/29	254,004
	Managed Health Care – 1.7%
6,806,000	Centene Corp. (b)	4.25%	12/15/27	6,402,268
2,577,000	MPH Acquisition Holdings, LLC (a) (b)	5.50%	09/01/28	2,057,221
1,296,000	MPH Acquisition Holdings, LLC (a) (b)	5.75%	11/01/28	927,910
				9,387,399
	Metal, Glass & Plastic Containers – 1.9%
903,000	Ball Corp. (b)	6.88%	03/15/28	924,726
4,227,000	Ball Corp. (b)	2.88%	08/15/30	3,497,315
5,419,000	Berry Global, Inc. (a) (b)	5.63%	07/15/27	5,351,805
75,000	Crown Americas, LLC (b)	5.25%	04/01/30	71,669
600,000	Owens-Brockway Glass Container, Inc. (a) (b)	7.25%	05/15/31	611,250
				10,456,765
	Movies & Entertainment – 1.2%
4,380,000	Live Nation Entertainment, Inc. (a) (b)	5.63%	03/15/26	4,286,027
2,620,000	Live Nation Entertainment, Inc. (a) (b)	4.75%	10/15/27	2,430,666
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
May 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Movies & Entertainment (Continued)
$394,000	WMG Acquisition Corp. (a) (b)	3.00%	02/15/31	$318,196
				7,034,889
	Other Specialty Retail – 0.0%
150,000	PetSmart, Inc./PetSmart Finance Corp. (a) (b)	4.75%	02/15/28	138,922
	Paper & Plastic Packaging Products & Materials – 3.0%
12,280,000	Graham Packaging Co., Inc. (a) (b)	7.13%	08/15/28	10,424,369
6,200,000	Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer, LLC (a) (b)	4.00%	10/15/27	5,471,128
180,000	Pactiv, LLC (b)	7.95%	12/15/25	183,126
617,000	Sealed Air Corp. (a) (b)	6.13%	02/01/28	611,969
566,000	Sealed Air Corp. (a) (b)	5.00%	04/15/29	525,837
				17,216,429
	Personal Care Products – 0.2%
1,389,000	Prestige Brands, Inc. (a) (b)	5.13%	01/15/28	1,328,308
	Research & Consulting Services – 0.9%
6,126,000	CoreLogic, Inc. (a) (b)	4.50%	05/01/28	4,934,585
	Restaurants – 0.9%
5,088,000	IRB Holding Corp. (a) (b)	7.00%	06/15/25	5,106,118
	Security & Alarm Services – 0.3%
2,000,000	Brink’s (The) Co. (a) (b)	4.63%	10/15/27	1,867,929
	Specialized Consumer Services – 1.3%
2,794,000	Aramark Services, Inc. (a) (b)	6.38%	05/01/25	2,775,560
4,932,000	Aramark Services, Inc. (a) (b)	5.00%	02/01/28	4,666,288
				7,441,848
	Specialized Finance – 0.5%
724,000	Park Intermediate Holdings, LLC/PK Domestic Property, LLC/PK Finance Co-Issuer (a) (b)	4.88%	05/15/29	623,516
1,149,000	Radiate HoldCo, LLC/Radiate Finance, Inc. (a) (b)	4.50%	09/15/26	886,063
2,284,000	Radiate HoldCo, LLC/Radiate Finance, Inc. (a) (b)	6.50%	09/15/28	1,150,416
				2,659,995
	Specialty Chemicals – 1.6%
9,754,000	Avantor Funding, Inc. (a) (b)	4.63%	07/15/28	9,030,924
	Systems Software – 5.5%
2,724,000	Boxer Parent Co., Inc. (a) (b)	9.13%	03/01/26	2,658,951
1,931,000	Gen Digital, Inc. (a) (b)	7.13%	09/30/30	1,929,482
1,000,000	Oracle Corp. (b)	6.15%	11/09/29	1,055,171
1,000,000	Oracle Corp. (b)	6.25%	11/09/32	1,058,144
1,796,000	Oracle Corp. (b)	6.50%	04/15/38	1,920,844
22,873,000	SS&C Technologies, Inc. (a) (b)	5.50%	09/30/27	21,853,708
652,000	VMware, Inc. (b)	1.00%	08/15/24	615,871
				31,092,171
	Trading Companies & Distributors – 0.7%
1,035,000	SRS Distribution, Inc. (a) (b)	6.13%	07/01/29	858,217

See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
May 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Trading Companies & Distributors (Continued)
$3,884,000	SRS Distribution, Inc. (a) (b)	6.00%	12/01/29	$3,193,918
				4,052,135
	Total Corporate Bonds and Notes			496,384,712
	(Cost $559,060,320)
Principal Value	Description	Rate (c)	Stated Maturity (d)	Value
SENIOR FLOATING-RATE LOAN INTERESTS – 23.2%
	Application Software – 9.2%
709,331	Applied Systems, Inc., 2026 Term Loan, 3 Mo. SOFR + 4.50%, 0.50% Floor (b)	9.40%	09/18/26	709,732
3,500,000	Epicor Software Corp., Second Lien Term Loan, 1 Mo. SOFR + 7.75%, 1.00% Floor (b)	13.00%	07/30/28	3,488,135
8,653,888	Gainwell Acquisition Corp. (fka Milano), Term Loan B, 3 Mo. LIBOR + 4.00%, 0.75% Floor (b)	9.00%	10/01/27	8,207,650
4,420,209	Greeneden U.S. Holdings II, LLC (Genesys Telecommunications Laboratories, Inc.), Initial Dollar Term Loan, 1 Mo. LIBOR + 4.00%, 0.75% Floor (b)	9.15%	12/01/27	4,318,345
2,231,724	Hyland Software, Inc., 2nd Lien Term Loan, 1 Mo. LIBOR + 6.25%, 0.75% Floor (b)	11.40%	07/10/25	2,134,889
2,139,980	Hyland Software, Inc., Term Loan B, 1 Mo. LIBOR + 3.50%, 0.75% Floor (b)	8.65%	07/01/24	2,103,868
6,430,562	Informatica Corporation, Initial Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor (b)	7.94%	10/29/28	6,397,734
3,139,781	Internet Brands, Inc. (Web MD/MH Sub I. LLC), 2020 June New Term Loan, 1 Mo. LIBOR + 3.75%, 1.00% Floor (b)	8.90%	09/15/24	3,135,197
8,877,441	Internet Brands, Inc. (Web MD/MH Sub I. LLC), 2nd Lien Term Loan, 1 Mo. SOFR + 6.25%, 0.00% Floor (b)	11.40%	02/23/29	7,812,148
1,881,280	Internet Brands, Inc. (Web MD/MH Sub I. LLC), Initial Term Loan, 1 Mo. LIBOR + 3.75%, 0.00% Floor (b)	8.90%	09/13/24	1,881,129
111,543	ION Trading Technologies Limited, Term Loan B, 3 Mo. LIBOR + 4.75%, 0.00% Floor (b)	9.91%	04/01/28	107,163
5,828,206	LogMeIn, Inc. (GoTo Group, Inc.), Term Loan B, 1 Mo. LIBOR + 4.75%, 0.00% Floor (b)	9.90%	08/31/27	3,583,006
1,337,534	Open Text Corp. (GXS), Term Loan B, 1 Mo. LIBOR + 1.75%, 0.00% Floor (b)	6.90%	05/30/25	1,337,013
3,538,182	RealPage, Inc., Second Lien Term Loan, 1 Mo. LIBOR + 6.50%, 0.75% Floor (b)	11.65%	04/22/29	3,337,691
1,200,000	Ultimate Kronos Group (UKG, Inc.), 2021 Term Loan, 3 Mo. SOFR + 3.25%, 0.50% Floor (b)	8.27%	05/03/26	1,154,532
2,682,926	Ultimate Kronos Group (UKG, Inc.), Initial Term Loan B, 3 Mo. SOFR + 3.75%, 0.00% Floor (b)	8.90%	05/03/26	2,594,068
				52,302,300
	Cable & Satellite – 0.3%
1,550,345	Cablevision (aka CSC Holdings, LLC), March 2017 Term Loan B-1, 1 Mo. LIBOR + 2.25%, 0.00% Floor (b)	7.36%	07/17/25	1,427,481
	Education Services – 0.0%
142,291	Ascensus Holdings, Inc. (Mercury), Second Lien Term Loan, 1 Mo. LIBOR + 6.50%, 0.50% Floor	11.63%	08/02/29	125,216
	Electric Utilities – 0.5%
2,992,308	PG&E Corp., Term Loan B, 1 Mo. LIBOR + 3.00%, 0.50% Floor (b)	8.19%	06/23/25	2,974,219
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
May 31, 2023
Principal Value	Description	Rate (c)	Stated Maturity (d)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Electronic Equipment & Instruments – 0.5%
$2,936,714	Verifone Systems, Inc., Term Loan B, 3 Mo. LIBOR + 4.00%, 0.00% Floor (b)	9.48%	08/20/25	$2,571,460
	Health Care Facilities – 0.4%
2,436,864	Select Medical Corporation, Term Loan B, 1 Mo. SOFR + 2.50%, 0.00% Floor (b)	7.75%	03/06/25	2,429,627
	Health Care Technology – 6.6%
2,558,506	Ciox Health (Healthport/CT Technologies Intermediate Holdings, Inc.), New Term Loan B, 1 Mo. LIBOR + 4.25%, 0.75% Floor (b)	9.40%	12/16/25	2,402,936
9,368,205	Navicure, Inc. (Waystar Technologies, Inc.), Term Loan B, 1 Mo. LIBOR + 4.00%, 0.00% Floor (b)	9.15%	10/23/26	9,315,555
17,785,669	Verscend Technologies, Inc. (Cotiviti), New Term Loan B-1, 1 Mo. LIBOR + 4.00%, 0.00% Floor (b)	9.15%	08/27/25	17,772,686
7,992,347	Zelis Payments Buyer, Inc., New Term Loan B-1, 1 Mo. LIBOR + 3.50%, 0.00% Floor (b)	8.65%	09/30/26	7,936,960
				37,428,137
	Hotels, Resorts & Cruise Lines – 0.2%
877,231	Four Seasons Holdings, Inc., New Term Loan B, 1 Mo. SOFR + 3.25%, 0.50% Floor (b)	8.50%	11/30/29	879,240
	Industrial Machinery & Supplies & Components – 0.2%
1,330,403	Filtration Group Corporation, 2023 Extended Term Loan, 1 Mo. SOFR + 4.25%, 0.50% Floor (b)	9.46%	10/21/28	1,320,425
	Insurance Brokers – 3.7%
9,372,986	HUB International Ltd., New Term Loan B-3, 1 Mo. LIBOR + 3.25%, 0.75% Floor (b)	8.40%	04/25/25	9,324,293
24,033	HUB International Ltd., New Term Loan B-3, 2 Mo. LIBOR + 3.25%, 0.75% Floor	8.41%	04/25/25	23,909
2,366	HUB International Ltd., Term Loan B4, 1 Mo. SOFR + 4.00%, 0.75% Floor (b)	9.07%	11/10/29	2,342
941,423	HUB International Ltd., Term Loan B4, 3 Mo. SOFR + 4.00%, 0.75% Floor	9.07%	11/10/29	932,263
5,363,435	Ryan Specialty Group, LLC, Term Loan B, 1 Mo. SOFR + 3.00%, 0.75% Floor (b)	8.25%	09/01/27	5,359,252
5,177,464	USI, Inc. (fka Compass Investors Inc.), 2021 New Term Loans, 3 Mo. LIBOR + 3.25%, 0.00% Floor (b)	8.41%	12/02/26	5,165,970
				20,808,029
	Integrated Telecommunication Services – 0.1%
453,105	Numericable (Altice France SA or SFR), Term Loan B-13, 3 Mo. LIBOR + 4.00%, 0.00% Floor (b)	9.32%	08/14/26	411,476
61,000	Zayo Group Holdings, Inc., Initial Dollar Term Loan, 1 Mo. LIBOR + 3.00%, 0.00% Floor (b)	8.15%	03/09/27	47,134
				458,610
	Other Specialty Retail – 0.2%
905,500	Petsmart, Inc., Initial Term Loan B, 1 Mo. SOFR + 3.75%, 0.75% Floor (b)	9.00%	02/12/28	894,635
	Specialized Consumer Services – 0.1%
798,269	Asurion, LLC, Second Lien Term Loan B-3, 1 Mo. LIBOR + 5.25%, 0.00% Floor (b)	10.40%	01/31/28	659,573

See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
May 31, 2023
Principal Value	Description	Rate (c)	Stated Maturity (d)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Specialized Finance – 0.3%
$1,655,270	WCG Purchaser Corp. (WIRB-Copernicus Group), Term Loan B, 1 Mo. SOFR + 4.00%, 1.00% Floor (b)	9.27%	01/08/27	$1,575,610
	Systems Software – 0.3%
1,817,996	BMC Software Finance, Inc. (Boxer Parent), 2021 Replacement Dollar Term Loan, 1 Mo. LIBOR + 3.75%, 0.00% Floor (b)	8.90%	10/02/25	1,795,271
	Wireless Telecommunication Services – 0.6%
3,537,743	SBA Senior Finance II LLC, Term Loan B, 1 Mo. LIBOR + 1.75%, 0.00% Floor (b)	6.91%	04/11/25	3,535,160
	Total Senior Floating-Rate Loan Interests			131,184,993
	(Cost $136,106,036)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES – 9.5%
	Application Software – 1.7%
1,721,000	ION Trading Technologies S.A.R.L. (a) (b)	5.75%	05/15/28	1,432,268
189,000	Open Text Corp. (a) (b)	6.90%	12/01/27	193,412
6,881,000	Open Text Corp. (a) (b)	3.88%	02/15/28	6,032,629
2,108,000	Open Text Corp. (a) (b)	3.88%	12/01/29	1,758,277
				9,416,586
	Building Products – 1.7%
8,119,000	Cemex S.A.B. de C.V. (a)	7.38%	06/05/27	8,422,732
973,000	Cemex S.A.B. de C.V. (a)	5.45%	11/19/29	937,638
				9,360,370
	Data Processing & Outsourced Services – 0.8%
5,748,000	Paysafe Finance PLC/Paysafe Holdings US Corp. (a) (b)	4.00%	06/15/29	4,666,600
	Environmental & Facilities Services – 0.9%
473,000	GFL Environmental, Inc. (a) (b)	3.75%	08/01/25	448,483
3,000,000	GFL Environmental, Inc. (a) (b)	5.13%	12/15/26	2,894,194
1,300,000	GFL Environmental, Inc. (a) (b)	4.00%	08/01/28	1,162,011
716,000	GFL Environmental, Inc. (a) (b)	4.75%	06/15/29	651,020
				5,155,708
	Integrated Telecommunication Services – 1.4%
2,511,000	Altice France S.A. (a) (b)	5.50%	01/15/28	1,906,791
1,000,000	Altice France S.A. (a) (b)	5.13%	01/15/29	714,184
4,590,000	Altice France S.A. (a) (b)	5.13%	07/15/29	3,272,550
3,069,000	Altice France S.A. (a) (b)	5.50%	10/15/29	2,229,936
				8,123,461
	Metal, Glass & Plastic Containers – 0.1%
597,000	Trivium Packaging Finance B.V. (a) (b)	5.50%	08/15/26	568,167
	Restaurants – 1.9%
12,722,000	1011778 BC ULC/New Red Finance, Inc. (a) (b)	4.00%	10/15/30	10,934,350
	Trading Companies & Distributors – 1.0%
2,721,000	VistaJet Malta Finance PLC/XO Management Holding, Inc. (a) (b)	7.88%	05/01/27	2,458,505
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
May 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES (Continued)
	Trading Companies & Distributors (Continued)
$3,858,000	VistaJet Malta Finance PLC/XO Management Holding, Inc. (a) (b)	6.38%	02/01/30	$3,071,836
				5,530,341
	Total Foreign Corporate Bonds and Notes			53,755,583
	(Cost $58,801,752)

Shares	Description	Value
COMMON STOCKS – 0.1%
	Pharmaceuticals – 0.1%
220,989	Akorn, Inc. (e) (f) (g)	207,177
	(Cost $2,534,056)
WARRANTS – 0.0%
	Movies & Entertainment – 0.0%
367,144	Cineworld Group PLC (Crown), expiring 11/23/25 (e) (g) (h)	12,560
	(Cost $0)
MONEY MARKET FUNDS – 1.1%
6,442,792	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 4.96% (b) (i)	6,442,792
	(Cost $6,442,792)
	Total Investments – 121.5%	687,987,817
	(Cost $762,944,956)
	Outstanding Loan – (21.7)%	(123,000,000)
	Net Other Assets and Liabilities – 0.2%	1,411,152
	Net Assets – 100.0%	$566,398,969

(a)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At May 31, 2023, securities noted as such amounted to $474,800,968 or 83.8% of net assets.
(b)	All or a portion of this security serves as collateral on the outstanding loan.
(c)	Senior Floating-Rate Loan Interests (“Senior Loans”) in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the SOFR obtained from the U.S. Department of the Treasury’s Office of Financial Research, (iii) the prime rate offered by one or more United States banks or (iv) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR or SOFR floor that establishes a minimum LIBOR or SOFR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical LIBOR or SOFR period, spread and floor, but different LIBOR or SOFR reset dates.
(d)	Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.
(e)	This issuer has filed for protection in bankruptcy court.
(f)	Security received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers (see Note 2E - Restricted Securities in the Notes to Financial Statements).
(g)	Non-income producing security.
(h)	Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(i)	Rate shown reflects yield as of May 31, 2023.

LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate

See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
May 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of May 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 5/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds and Notes*	$ 496,384,712	$ —	$ 496,384,712	$ —
Senior Floating-Rate Loan Interests*	131,184,993	—	131,184,993	—
Foreign Corporate Bonds and Notes*	53,755,583	—	53,755,583	—
Common Stocks*	207,177	—	207,177	—
Warrants*	12,560	—	12,560	—
Money Market Funds	6,442,792	6,442,792	—	—
Total Investments	$ 687,987,817	$ 6,442,792	$ 681,545,025	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Statement of Assets and Liabilities
May 31, 2023
ASSETS:
Investments, at value (Cost $762,944,956)	$ 687,987,817
Cash	66,399
Receivables:
Interest	10,344,190
Investment securities sold	1,901,331
Prepaid expenses	31,530
Total Assets	700,331,267
LIABILITIES:
Outstanding loan	123,000,000
Payables:
Investment securities purchased	9,229,951
Investment advisory fees	793,276
Interest and fees on loan	740,851
Audit and tax fees	53,961
Administrative fees	39,700
Shareholder reporting fees	28,971
Legal fees	23,417
Trustees’ fees and expenses	7,747
Custodian fees	7,213
Transfer agent fees	1,517
Financial reporting fees	771
Other liabilities	4,923
Total Liabilities	133,932,298
NET ASSETS	$566,398,969
NET ASSETS consist of:
Paid-in capital	$ 713,913,444
Par value	367,730
Accumulated distributable earnings (loss)	(147,882,205)
NET ASSETS	$566,398,969
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$15.40
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	36,772,989

See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Statement of Operations
For the Year Ended May 31, 2023
INVESTMENT INCOME:
Interest (net of foreign withholding tax of $3,919)	$ 51,685,588
Other	49,441
Total investment income	51,735,029
EXPENSES:
Investment advisory fees	10,048,986
Interest and fees on loan	6,989,041
Administrative fees	410,882
Shareholder reporting fees	119,034
Legal fees	118,749
Audit and tax fees	61,192
Custodian fees	46,060
Listing expense	37,008
Trustees’ fees and expenses	18,614
Transfer agent fees	18,199
Financial reporting fees	9,250
Licensing fees	1,782
Other	46,450
Total expenses	17,925,247
NET INVESTMENT INCOME (LOSS)	33,809,782
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(66,702,848)
Swap contracts	278,200
Net realized gain (loss)	(66,424,648)
Net change in unrealized appreciation (depreciation) on investments	13,008,655
NET REALIZED AND UNREALIZED GAIN (LOSS)	(53,415,993)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(19,606,211)
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Statements of Changes in Net Assets
	Year Ended 5/31/2023	Year Ended 5/31/2022
OPERATIONS:
Net investment income (loss)	$ 33,809,782	$ 42,744,195
Net realized gain (loss)	(66,424,648)	1,735,625
Net change in unrealized appreciation (depreciation)	13,008,655	(117,321,123)
Net increase (decrease) in net assets resulting from operations	(19,606,211)	(72,841,303)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(35,642,807)	(61,482,853)
Return of capital	(21,134,688)	—
Total distributions to shareholders	(56,777,495)	(61,482,853)
CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested	—	965,209
Net increase (decrease) in net assets resulting from capital transactions	—	965,209
Total increase (decrease) in net assets	(76,383,706)	(133,358,947)
NET ASSETS:
Beginning of period	642,782,675	776,141,622
End of period	$ 566,398,969	$ 642,782,675
CAPITAL TRANSACTIONS were as follows:
Common Shares at beginning of period	36,772,989	36,726,034
Common Shares issued as reinvestment under the Dividend Reinvestment Plan	—	46,955
Common Shares at end of period	36,772,989	36,772,989

See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Statement of Cash Flows
For the Year Ended May 31, 2023
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$(19,606,211)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(556,113,947)
Sales, maturities and paydown of investments	732,583,450
Net amortization/accretion of premiums/discounts on investments	(2,026,556)
Net realized gain/loss on investments	66,702,848
Net change in unrealized appreciation/depreciation on investments	(13,008,655)
Changes in assets and liabilities:
Decrease in interest receivable	3,106,526
Decrease in interest reclaims receivable	961
Decrease in prepaid expenses	1,615
Increase in interest and fees payable on loan	430,737
Decrease in investment advisory fees payable	(267,388)
Decrease in audit and tax fees payable	(3,164)
Increase in legal fees payable	17,618
Increase in shareholder reporting fees payable	4,924
Decrease in administrative fees payable	(11,272)
Decrease in custodian fees payable	(7,660)
Increase in transfer agent fees payable	1
Increase in trustees’ fees and expenses payable	4,605
Increase in other liabilities payable	1,567
Cash provided by operating activities		$211,809,999
Cash flows from financing activities:
Distributions to Common Shareholders from investment operations	(35,642,807)
Distributions to Common Shareholders from return of capital	(21,134,688)
Repayment of borrowing	(231,000,000)
Proceeds from borrowing	76,000,000
Cash used in financing activities		(211,777,495)
Increase in cash		32,504
Cash at beginning of period		33,895
Cash at end of period		$66,399
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$6,558,304
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Financial Highlights
For a Common Share outstanding throughout each period
	Year Ended		Period Ended 5/31/2021 (a)
	5/31/2023	5/31/2022
Net asset value, beginning of period	$ 17.48	$ 21.13	$ 20.00
Income from investment operations:
Net investment income (loss)	0.92	1.16	1.08
Net realized and unrealized gain (loss)	(1.46)	(3.14)	1.12
Total from investment operations	(0.54)	(1.98)	2.20
Distributions paid to shareholders from:
Net investment income	(0.97)	(1.29)	(1.07)
Net realized gain	—	(0.38)	—
Return of capital	(0.57)	—	—
Total distributions paid to Common Shareholders	(1.54)	(1.67)	(1.07)
Net asset value, end of period	$15.40	$17.48	$21.13
Market value, end of period	$13.52	$16.07	$19.86
Total return based on net asset value (b)	(1.86)%	(9.73)%	11.49%
Total return based on market value (b)	(6.27)%	(11.70)%	4.79%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 566,399	$ 642,783	$ 776,142
Ratio of total expenses to average net assets	3.05%	2.41%	2.28% (c)
Ratio of total expenses to average net assets excluding interest expense	1.86%	2.02%	1.93% (c)
Ratio of net investment income (loss) to average net assets	5.75%	5.81%	5.62% (c)
Portfolio turnover rate	35%	39%	54%
Indebtedness:
Total loan outstanding (in 000’s)	$ 123,000	$ 278,000	$ 309,000
Asset coverage per $1,000 of indebtedness (d)	$ 5,605	$ 3,312	$ 3,512

(a)	The Fund was seeded on May 21, 2020 and commenced operations on June 25, 2020.
(b)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(c)	Annualized.
(d)	Calculated by subtracting the Fund’s total liabilities (not including the loan outstanding) from the Fund’s total assets, and dividing by the outstanding loan balance in 000’s.

See Notes to Financial Statements

Notes to Financial Statements
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2023
1. Organization
First Trust High Yield Opportunities 2027 Term Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on June 25, 2020, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FTHY” on the New York Stock Exchange (“NYSE”).
The investment objective of the Fund is to provide current income. Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its Managed Assets in high yield debt securities of any maturity that are rated below investment grade at the time of purchase or unrated securities determined by the Advisor (as defined below) to be of comparable quality. “Managed Assets” means the total asset value of the Fund minus the sum of its liabilities, other than the principal amount of borrowings. High yield debt securities include U.S. and non-U.S. corporate debt obligations and senior secured floating rate loans (“Senior Loans”)(1). Securities rated below investment grade are commonly referred to as “junk” or “high yield” securities and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. There can be no assurance that the Fund will achieve its investment objective or that the Fund’s investment strategies will be successful.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Senior Loans are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans. If the third-party pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, the Advisor’s Pricing Committee may value such Senior Loan at a fair value according to procedures approved by the Fund’s Board of Trustees, and in accordance with the provisions of the 1940 Act and rules thereunder. Fair valuation of a Senior Loan is based on the consideration of all available information, including, but not limited to the following:

(1)	The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

Notes to Financial Statements (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2023
1)	the most recent price provided by a pricing service;
2)	available market prices for the fixed-income security;
3)	the fundamental business data relating to the borrower/issuer;
4)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
5)	the type, size and cost of the security;
6)	the financial statements of the borrower/issuer, or the financial condition of the country of issue;
7)	the credit quality and cash flow of the borrower/issuer, or country of issue, based on the Pricing Committee’s, sub-advisor’s or portfolio manager’s analysis, as applicable, or external analysis;
8)	the information as to any transactions in or offers for the security;
9)	the price and extent of public trading in similar securities (or equity securities) of the borrower/issuer, or comparable companies;
10)	the coupon payments;
11)	the quality, value and salability of collateral, if any, securing the security;
12)	the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management;
13)	the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
14) the borrower’s/issuer’s competitive position within the industry;
15) the borrower’s/issuer’s ability to access additional liquidity through public and/or private markets; and
16) other relevant factors.
Corporate bonds, corporate notes, and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Shares of open-end funds are valued based on NAV per share.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Credit default swaps are fair valued using a third-party pricing service or, if the third-party pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

Notes to Financial Statements (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2023
1)	the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
2)	the type of security;
3)	the size of the holding;
4)	the initial cost of the security;
5)	transactions in comparable securities;
6)	price quotes from dealers and/or third-party pricing services;
7)	relationships among various securities;
8)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
9)	an analysis of the issuer’s financial statements;
10)	the existence of merger proposals or tender offers that might affect the value of the security; and
11)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of May 31, 2023, is included with the Fund’s Portfolio of Investments.
B. Swap Agreements
The Fund may enter into credit default swap contracts (“CDS”) for investment purposes or to manage credit risk. A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. Swap agreements may be privately negotiated in the over-the-counter market as a bilateral contract or centrally cleared. The Fund may also use credit default swap indices (“CDX”) to take on additional credit risk and obtain exposure to the high yield debt market.
A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value,” of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the

Notes to Financial Statements (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2023
event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. In the event of a default by the Counterparty, the Fund will seek withdrawal of this collateral and may incur certain costs exercising its right with respect to the collateral. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Cash deposited is segregated and included in “Cash segregated as collateral for open swap contracts” on the Statement of Assets and Liabilities. The daily change in valuation of centrally cleared swaps is included in “variation margin on swaps payable” in the Statement of Assets and Liabilities. Payments received from (paid to) the Counterparty, including at termination, are recorded as “net realized gain (loss) on swap contracts” on the Statement of Operations.
Credit default swap contracts are marked to market daily based upon quotations from brokers, market makers or an independent pricing service and the change in value, if any, is recorded as unrealized appreciation (depreciation). For a credit default swap contract sold by the Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the reference debt obligation purchased/received.
C. Security Transactions and Investment Income
Security transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Market premiums and discounts are amortized to the earliest call date of each respective borrowing.
The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates the London Interbank Offered Rates (“LIBOR”), announced on March 5, 2021 that it intended to phase-out all LIBOR reference rates, beginning December 31, 2021. Since that announcement, the FCA has ceased publication of all non-USD LIBOR reference rates and the 1-week and 2-month USD LIBOR reference rates as of December 31, 2021. The remaining USD LIBOR settings will cease to be published or no longer be representative immediately after June 30, 2023. The International Swaps and Derivatives Association, Inc. (“ISDA”) confirmed that the FCA’s March 5, 2021 announcement of its intention to cease providing LIBOR reference rates, constituted an index cessation event under the Interbank Offered Rates (“IBOR”) Fallbacks Supplement and the ISDA 2020 IBOR Fallbacks Protocol for all 35 LIBOR settings and confirmed that the spread adjustment to be used in ISDA fallbacks was fixed as of the date of the announcement.
In the United States, the Alternative Reference Rates Committee (the “ARRC”), a group of market participants convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New York began daily publishing of SOFR in April 2018. There is no assurance that any alternative reference rate, including SOFR, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity.
At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At May 31, 2023, the Fund had no when-issued, delayed-delivery or forward purchase commitments.
D. Unfunded Loan Commitments
The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower’s discretion. Unfunded loan commitments are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. In connection with these commitments, the Fund earns a commitment fee typically set as a percentage of the commitment amount. The commitment fees are included in “Other” under Investment Income on the Statement of Operations. The Fund had no unfunded loan commitments as of May 31, 2023.

Notes to Financial Statements (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2023
E. Restricted Securities
The Fund holds restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of May 31, 2023, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Fund’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security.
Security	Acquisition Date	Shares	Current Price	Carrying Cost	Value	% of Net Assets
Akorn, Inc.	10/15/2020	220,989	$0.94	$2,534,056	$207,177	0.04%
F. Dividends and Distributions to Shareholders
The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended May 31, 2023, resulting in book and tax accounting differences, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) of $1,671,016, and a decrease in accumulated net realized gain (loss) on investments of $1,671,016. Accumulated distributable earnings (loss) consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments, and unrealized appreciation (depreciation) on investments. Net assets were not affected by these reclassifications.
The tax character of distributions paid by the Fund during the fiscal years ended May 31, 2023 and 2022, was as follows:
Distributions paid from:	2023	2022
Ordinary income	$35,642,807	$60,385,741
Capital gains	—	1,097,112
Return of capital	21,134,688	—
As of May 31, 2023, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(69,905,200)
Net unrealized appreciation (depreciation)	(77,977,005)
Total accumulated earnings (losses)	(147,882,205)
Other	—
Paid-in capital	714,281,174
Total net assets	$566,398,969
G. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net

Notes to Financial Statements (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2023
realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At May 31, 2023, the Fund had $69,905,200 of non-expiring capital loss carryforwards for federal income tax purposes.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended May 31, 2023, the Fund did not incur any net ordinary losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2021, 2022, and 2023 remain open to federal and state audit. As of May 31, 2023, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
As of May 31, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$765,964,822	$2,057,364	$(80,034,369)	$(77,977,005)
H. Expenses
The Fund will pay all expenses directly related to its operations.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.35% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Computershare, Inc. (“Computershare”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.

Notes to Financial Statements (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2023
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the fiscal year ended May 31, 2023, were $259,847,880 and $405,340,947, respectively.
5. Derivative Transactions
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation), if any, recognized for the fiscal year ended May 31, 2023, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument. The Fund did not hold any derivative instruments as of May 31, 2023.
Statement of Operations Location
Credit Risk Exposure
Net realized gain (loss) on swap contracts	$278,200
The Fund entered into credit default swap agreements on February 9, 2023. For the period February 9, 2023 through May 31, 2023, the average notional value of credit default swaps was $3,484,375.
6. Borrowings
The Fund has a committed facility agreement (the “Credit Agreement”) with The Toronto-Dominion Bank, New York Branch that has a maximum commitment amount of $315,000,000. The borrowing rate under the facility is equal to Term SOFR plus 0.80% plus a credit spread adjustment of 0.10%. Prior to July 22, 2022, the maximum commitment amount was $340,000,000 and the borrowing rate under the facility was equal to 1-month LIBOR plus 0.80%. In addition, under the facility, the Fund pays a commitment fee of 0.30% on the undrawn amount of such facility when the utilization is below 90% of the maximum commitment amount. For the fiscal year ended May 31, 2023, the average amount outstanding was $155,876,712 with a weighted average interest rate of 4.42%. As of May 31, 2023, the Fund had outstanding borrowings of $123,000,000, which approximates fair value, under the Credit Agreement. The borrowings are categorized as Level 2 within the fair value hierarchy. The high and low annual interest rates for the fiscal year ended May 31, 2023 were 6.09% and 1.84%, respectively. The weighted average interest rate at May 31, 2023 was 6.09%.
7. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there was the following subsequent event:
Effective June 7, 2023, the Credit Agreement with The Toronto-Dominion Bank, New York Branch was amended and the maximum commitment amount was reduced to $280,000,000. Effective July 20, 2023, the Credit Agreement was further amended to change the reference rate to the sum of Term SOFR plus the Applicable Margin of 105 basis points and the unused commitment fee rate increased to 0.35% per annum.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust High Yield Opportunities 2027 Term Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust High Yield Opportunities 2027 Term Fund (the “Fund”), including the portfolio of investments, as of May 31, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended May 31, 2023 and 2022, and for the period from June 25, 2020 (commencement of operations) through May 31, 2021, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended May 31, 2023 and 2022, and for the period from June 25, 2020 (commencement of operations) through May 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
July 25, 2023
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2023 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare, Inc., P.O. Box 505000, Louisville, KY 40233-5000.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2023 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Tax Information
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended May 31, 2023, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.
Distributions paid to foreign shareholders during the Fund’s fiscal year ended May 31, 2023, that were properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.
NYSE Certification Information
In accordance with Section 303A-12 of the New York Stock Exchange (“NYSE”) Listed Company Manual, the Fund’s President has certified to the NYSE that, as of September 22, 2022, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund’s reports to the SEC on Form N-CSR contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on September 19, 2022. At the Annual Meeting, James A. Bowen and Robert F. Keith were elected by the Common Shareholders of the First Trust High Yield Opportunities 2027 Term Fund as Class III Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2025. The number of votes cast in favor of Mr. Bowen was 29,105,719 and the number of votes withheld was 705,711. The number of votes cast in favor of Mr. Keith was 29,105,719 and the number of votes withheld was 705,711. Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe and Niel B. Nielson are the other current and continuing Trustees.
Amended and Restated By-Laws
On June 22, 2023, the Board of Trustees of the Fund amended and restated its existing Amended and Restated By-Laws (and as so amended and restated, the “By-Laws”), effective immediately. The By-Laws were revised to rescind Article XII and its accompanying control share provisions, along with other conforming amendments.
The foregoing description is qualified in its entirety by reference to the full text of the By-Laws, a copy of which can be found in the Current Report on Form 8-K filed by the Fund with the Securities and Exchange Commission on June 23, 2023, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Fund at the Fund’s principal executive office.

Investment Objective, Policies, Risks and Effects of Leverage
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2023 (Unaudited)
Changes Occurring During the Prior Fiscal Year
The following information is a summary of certain changes during the most recent fiscal year ended May 31, 2023.  This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.
During the Fund’s most recent fiscal year, the Fund determined it may increase its utilization of derivatives, including through the use of credit default swap indices (“CDX”), and, accordingly, CDX Risk (as described below) has become a principal risk factor associated with an investment in the Fund.
Investment Objective
The Fund’s investment objective is to provide current income.
Principal Investment Policies
The Fund invests at least 80% of its Managed Assets (as defined below) in high yield debt securities of any maturity that are rated below investment grade (rated below “BBB-” by S&P Global Ratings (“S&P”) and Fitch Ratings, a part of the Fitch Group (“Fitch”), or below “Baa3” by Moody’s Investor Services, Inc. (“Moody’s”)) at the time of purchase or unrated securities determined by the Advisor to be of comparable quality.  Such securities include U.S and non-U.S. corporate debt obligations and senior, secured floating rate loans (“Senior Loans”).
“Managed Assets” means the average daily gross asset value of the Fund (which includes assets attributable to the Fund’s preferred shares of beneficial interest (“Preferred Shares”), if any, and the principal amount of any borrowings or commercial paper or notes issued by the Fund), minus the sum of the Fund’s accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings of money incurred or of commercial paper or notes issued by the Fund).
Under normal market circumstances:
•	The Fund may invest up to 20% of its Managed Assets in (i) investment grade corporate debt obligations, (ii) U.S. and non-U.S. government debt securities, (iii) warrants and equity securities, including common stock and other equity securities acquired in connection with the restructuring of the debt of an issuer, the reorganization of a Senior Loan or as part of a package of securities acquired together with the Senior Loans of an issuer, and (iv) investment companies;
•	The Fund may invest no more than 20% of its Managed Assets in corporate debt obligations that, at the time of purchase using the highest available rating, either are rated “CCC+” or lower by S&P or Fitch, or “Caa1” or lower by Moody’s, or comparably rated by another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the Advisor to be of comparable quality;
•	The Fund may invest no more than 25% of its Managed Assets in any single industry in the corporate debt market; and
•	The Fund may not invest more than 5% of its Managed Assets in securities issued by a single issuer, other than securities issued by the U.S. government.
The Fund’s investments may include: (i) securities of issuers located in countries considered to be emerging markets, which may entail additional risks; and (ii) defaulted or distressed securities (i.e., securities of companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings).  The Fund may use certain credit derivatives to take on additional credit risk and obtain exposure to the high yield corporate debt market.  If used, these instruments will be considered to be an investment in high yield debt securities for the purposes of the Fund’s investment policy to invest, under normal market conditions, at least 80% of its Managed Assets in high yield debt securities that are rated below investment grade at the time of purchase or unrated securities determined by the Advisor to be of comparable quality.  The Fund primarily uses total return swaps and credit default swaps to gain such exposure to high yield debt securities as part of its investment strategy. The Fund also may use credit default swap indices (“CDX”) to take on additional credit risk and obtain exposure to the high yield debt market. The Fund may use CDX exposure in two ways: when the Fund is a buyer of CDX credit protection, it seeks to hedge its exposure to volatility in the high yield debt market; when the Fund is a seller of CDX credit protection, it seeks to gain exposure to the high yield debt market, similar to investing directly in a basket of high yield debt securities. The CDX investments in which the Fund will invest are cleared on an exchange. The Fund’s usage of total return swaps, credit default swaps and other derivative transactions other than for hedging purposes may not exceed 20% of the Fund’s Managed Assets, as measured by the total notional amount of such instruments.  The Fund may also enter into futures contracts and options on futures contracts, and may, but is not required to, use various other derivative transactions to seek to manage the risks of the Fund’s portfolio securities or for other purposes to the extent the Advisor determines that the use of such transactions is consistent with the Fund’s investment objective, policies and applicable regulatory requirements.

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2023 (Unaudited)
To the extent the Fund enters into derivatives transactions, it will do so pursuant to Rule 18f-4 under the 1940 Act. Rule 18f-4 requires the Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon the Fund’s level of exposure to derivative instruments.
The Fund intends to liquidate and distribute substantially all of its net assets to shareholders on or about August 1, 2027 (the “Termination Date”).  The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches.  In addition, the Fund is not a “target term” fund whose investment objective is to return its original NAV on the Termination Date.  The Fund’s investment objective and policies are not designed to seek to return to investors that purchased Common Shares in the initial offering their initial investment of $20.00 per Common Share on the Termination Date, and such investors and investors that purchased Common Shares after the completion of the initial offering may receive more or less than their original investment upon termination.
During temporary defensive periods and the period in which the Fund is approaching its Termination Date (i.e., the “wind-down” period during which the Fund may begin liquidating its portfolio in anticipation of the Termination Date, which period is expected to begin six months prior to the Termination Date), the Fund may deviate from its investment policies and objective.  During such periods, the Fund may invest up to 100% of its Managed Assets in cash or short-term investments, including high quality, short-term securities, or may invest in short- or intermediate-term U.S. Treasury securities.  There can be no assurance that such techniques will be successful, and during such periods, the Fund may not achieve its investment objective.
The Fund currently uses (and may continue to use) leverage to seek to achieve its investment objective.  The Fund anticipates that, under normal market conditions, it will employ leverage through borrowings from banks or other financial institutions in the amount of approximately 30% of the Fund’s Managed Assets.  The costs associated with any issuance and use of leverage are borne by Common Shareholders.  The use of leverage is a speculative technique and investors should note that there are special risks and costs associated with the leveraging of the Common Shares.  There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.  Under normal market conditions, the Fund seeks to limit its overall effective leverage (which represents the combination of economic leverage, which is when the Fund seeks the right to a return on a capital base that exceeds the investment which the Fund has contributed to the instrument seeking a return) and the Fund’s senior securities (as defined under the 1940 Act)) to 40% of its Managed Assets.
Fundamental Investment Policies
The Fund, as a fundamental policy, may not:
1) With respect to 75% of its total assets, purchase any securities if, as a result (i) more than 5% of the Fund’s total assets would then be invested in securities of any single issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided, that Government securities (as defined in the 1940 Act), securities issued by other investment companies and cash items (including receivables) shall not be counted for purposes of this limitation;
2) Purchase or sell real estate or commodities except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction;
3) Borrow money except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction;
4) Issue senior securities except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction;
5) Underwrite the securities of other issuers except (a) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities; and (b) as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction;

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2023 (Unaudited)
6) Make loans except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction; or
7) Purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in securities of issuers in a single industry, except that such limitation shall not apply to obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities.
Except as noted above, the foregoing fundamental investment policies cannot be changed without approval by holders of a “majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act, which includes Common Shares and Preferred Shares, if any, voting together as a single class, and of the holders of the outstanding Preferred Shares, if any, voting as a single class.  Under the 1940 Act, a “majority of the outstanding voting securities” means (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy, or (ii) more than 50% of the Fund’s shares, whichever is less.
The foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

Principal Risks
The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The following discussion summarizes the principal risks associated with investing in the Fund, which includes the risk that you could lose some or all of your investment in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
CDX Risk. CDX is an equally-weighted index of credit default swaps that is designed to track a representative segment of the credit default swap market (e.g., high yield). A credit default swap is a financial derivative that allows an investor to swap or offset their credit risk with that of another investor. CDX provides exposure to a basket of underlying credit default swaps in lieu of buying or selling credit default swaps on individual debt securities. The CDX investments in which the Fund will invest are cleared on an exchange. Regardless of whether the Fund buys or sells CDX credit protection, such investments can result in gains or losses that may exceed gains or losses the Fund would have incurred investing directly in high yield debt securities, which may impact the Fund’s net asset value. It is also possible that returns from CDX investments may not correlate with returns of the broader high yield credit market. There are additional costs associated with investing in CDX, including the payment of premiums when the Fund is a buyer of CDX credit protection. When the Fund sells CDX credit protection, it assumes additional credit risk. Investment exposure to CDX credit protection is subject to the risks of the underlying credit default swap obligations, which include general market risk, liquidity risk, credit risk and counterparty risk. Counterparty risk may be mitigated somewhat compared to buying or selling credit protection using individual credit default swaps because CDX investments are cleared on an exchange.

Consumer Discretionary Companies Risk. Consumer discretionary companies, such as retailers, media companies and consumer services companies, provide non-essential goods and services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

Corporate Debt Obligations Risk. The market value of corporate debt obligations generally may be expected to rise and fall inversely with interest rates. The market value of corporate debt obligations also may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the marketplace, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate debt may not be able to meet their obligations on interest and/or principal payments at the time called for by an instrument.

Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2023 (Unaudited)
ratings of securities held by the Fund or such credit rating agency’s ability to evaluate creditworthiness and, as a result, may adversely affect those securities’ perceived or actual credit risk.

Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that the issuer or other obligated party of a debt security in the Fund’s portfolio will fail to pay, or it is perceived that it will fail to pay, dividends and/or interest or repay principal, when due. Below-investment grade instruments, including instruments that are not rated but judged to be of comparable quality, are commonly referred to as high yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are more susceptible to default or decline in market value than investment grade securities due to adverse economic and business developments. High yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high yield market which may depress the price and liquidity of high yield securities; (v) volatility; and (vi) liquidity.

Credit Default Swaps Risk. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk, counterparty risk and credit risks. With respect to a reference obligation, a buyer will lose its investment and recover nothing should no event of default occur. For a seller, if an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value. When the Fund acts as a seller of a credit default swap agreement, it is exposed to the risks of leverage since if an event of default occurs with respect to a reference obligation, the seller must pay the buyer the full notional value of the reference obligation.

Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent or custodian, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future.

Defaulted and Distressed Securities Risk. The Fund may invest in securities that may be in default or distressed—i.e., securities of companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings. Distressed securities present a substantial risk of future default which may cause the Fund to incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. The Fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by the defaulted or distressed securities will eventually be satisfied.
In addition, the Fund may invest in loans of borrowers that are experiencing, or are likely to experience, financial difficulty. These loans are subject to greater credit and liquidity risks than other types of loans. In addition, the Fund can invest in loans of borrowers that have filed for bankruptcy protection or that have had involuntary bankruptcy petitions filed against them by creditors. A bankruptcy proceeding or other court proceeding could delay or limit the ability of the Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan.

Earnings Risk. The Fund’s limited term may cause it to invest in lower yielding securities or hold the proceeds of securities sold near the end of its term in cash or cash equivalents, which may adversely affect the performance of the Fund or the Fund’s ability to maintain its dividend.

Emerging Markets Risk. Investing in emerging market countries, as compared to foreign developed markets, involves substantial additional risk due to more limited information about the issuer and/or the security (including limited financial and accounting information); higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and the risk of expropriation, nationalization or other adverse political or economic developments.

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2023 (Unaudited)
Emerging market countries may lack the social, political and economic stability and characteristics of more developed countries, and their political and economic structures may undergo unpredictable, significant and rapid changes from time to time, any of which could adversely impact the value of investments in emerging markets as well as the availability of additional investments in such markets. The securities markets of emerging market countries may be substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States and other developed nations. The limited size of these securities markets and the limited trading volume of securities issued by emerging market issuers could cause prices to be erratic and investments in emerging markets can become illiquid. As a result of the foregoing risks, it may be difficult to assess the value or prospects of an investment in such securities.

Europe Risk. The Fund is subject to certain risks associated specifically with investments in securities of European issuers, in addition to the risks associated with investments in non-U.S. securities generally. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund’s holdings. A significant number of countries in Europe are member states in the European Union (“EU”), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. In a 2016 referendum, the United Kingdom elected to withdraw from the EU (“Brexit”). After years of negotiations between the United Kingdom and the EU, a withdrawal agreement was reached whereby the United Kingdom formally left the EU. As the second largest economy among EU members, the implications of the United Kingdom’s withdrawal are difficult to gauge and cannot be fully known. Trade between the United Kingdom and the EU is highly integrated through supply chains and trade in services, as well as through multinational companies. The United Kingdom’s departure may negatively impact the EU and Europe as a whole by causing volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).

Foreign Currency Risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments. Currency exchange rates fluctuate significantly for many reasons, including changes in supply and demand in the currency exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund, and currency controls or other political and economic developments in the U.S. or abroad.

Health Care Companies Risk. Through the Fund’s investments in senior loans, the Fund may be significantly exposed to companies in the health care sector.  Health care companies are involved in medical services or health care, including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services. These companies are subject to extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that the product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.

Illiquid Securities Risk. The Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. Although the resale or secondary market for senior loans is growing, it is currently limited. There is no organized exchange or board of trade on which senior loans are traded. Instead, the secondary market for senior loans is an unregulated inter-dealer or inter-bank resale market. In addition, senior loans in which the Fund invests may require the consent of the borrower and/or agent prior to the settlement of the sale or assignment. These consent requirements can delay or impede the Fund’s ability to settle the sale of senior loans. Depending on market conditions, the Fund may have difficulty disposing its senior loans, which may adversely impact its ability to obtain cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities.
Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid securities are also more difficult to value, especially in challenging markets.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline. This risk is more prevalent with respect to debt securities. Inflation creates uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors.

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2023 (Unaudited)
Information Technology Companies Risk. Information technology companies produce and provide hardware, software and information technology systems and services.  Information technology companies are generally subject to the following risks: rapidly changing technologies and existing product obsolescence; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions and new market entrants.  Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel.  Information technology company stocks, particularly those involved with the internet, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.  In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs.  Information technology companies also face competition for services of qualified personnel and heavily rely on patents and intellectual property rights and the ability to enforce such rights to maintain a competitive advantage.

Interest Rate Risk. The yield on the Fund’s common shares may rise or fall as market interest rates rise and fall, as senior loans pay interest at rates which float in response to changes in market rates. Changes in prevailing interest rates can be expected to cause some fluctuation in the Fund’s net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund’s net asset value.
Many financial instruments use or may use a floating rate based upon the London Interbank Offered Rate (“LIBOR”). The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates LIBOR, intends to cease making LIBOR available as a reference rate over a phase-out period that began in early 2022. However, subsequent announcements by the FCA, the LIBOR administrators, and other regulators indicate that it is possible that the most widely used LIBOR rates may continue until mid-2023. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. In the United States, it is anticipated that in many instances the Secured Overnight Financing Rate (“SOFR”) will replace LIBOR as the reference rate for many of the floating rate instruments held by the Fund. There is no assurance that the composition or characteristics of SOFR, or any alternative reference rate, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; increased difficulty in borrowing or refinancing and diminished effectiveness of any applicable hedging strategies against instruments whose terms currently include LIBOR; and/or costs incurred in connection with temporary borrowings and closing out positions and entering into new agreements. Any such effects (as well as other unforeseen effects) of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.
In addition, for the Fund’s fixed rate investments, when market interest rates rise, the market value of such securities generally will fall. Market value generally falls further for fixed rate securities with longer duration. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security. Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase.

Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: (i) the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; (ii) the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; (iii) in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and (iv) when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor will be higher than if the Fund did not use leverage.

Limited Term Risk. Because the assets of the Fund will be liquidated in connection with the Fund’s termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. In particular, the Fund’s portfolio may still have significant remaining average maturity and duration, and large exposures to lower-quality credits, as the termination date approaches, and if interest rates are high (and the value of lower-quality fixed-income securities consequently low) at the time the Fund needs to liquidate its assets in connection with the termination, the losses due to portfolio liquidation may be significant. Moreover, as the Fund approaches the termination date, its

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2023 (Unaudited)
portfolio composition may change as more of its portfolio holdings are called or sold, which may cause the returns to decrease and the NAV of the Common Shares to fall. Rather than reinvesting the proceeds of matured, called or sold securities, the Fund may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause fixed expenses to increase when expressed as a percentage of assets under management, or the Fund may invest the proceeds in lower yielding securities or hold the proceeds in cash, which may adversely affect its performance. Because the Fund will invest in below investment grade securities, it may be exposed to the greater potential for an issuer of its securities to default, as compared to a fund that invests solely in investment grade securities. As a result, should a Fund portfolio holding default, this may significantly reduce net investment income and, therefore, Common Share dividends, and also may prevent or inhibit the Fund from fully being able to liquidate its portfolio at or prior to the termination date. When terminated, the Fund’s final distribution will be based upon its NAV at the end of the term and investors in the Fund may receive more or less than their original investment.

Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.

Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.

Market Risk. Securities held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, had negative impacts, and in many cases severe impacts, on markets worldwide. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of reasonably normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Also, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility across markets globally, including the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain Fund investments as well as Fund performance. As the global pandemic and conflict in Ukraine have  illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. These events also may adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on the Fund’s shares may widen.

Non-U.S. Securities Risk. The Fund may invest a portion of its assets in securities of non-U.S. issuers. Investing in securities of non-U.S. issuers, which are generally denominated in non-U.S. currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund’s return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region or in emerging markets.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective.

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2023 (Unaudited)
Although the Fund and the Advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Potential Conflicts of Interest Risk. First Trust and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust currently manages and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objective and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust has a financial incentive to leverage the Fund.

Prepayment Risk. Loans and corporate bonds are subject to prepayment risk. Prepayment risk is the risk that the borrower on a loan or issuer of a bond will repay principal (in part or in whole) prior to the scheduled maturity date. The degree to which such repayment occurs may be affected by general business conditions, interest rates, the financial condition of the borrower or issuer and competitive conditions among investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced which, in turn, may result in a decline in distributions to common shareholders. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan or bond.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called instruments at market interest rates that are below the Fund’s portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, level of distributions or the overall return of the Fund.

Second Lien Loan Risk. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans are typically secured by a second priority security interest or lien on specified collateral securing the borrower’s obligation under the interest. Because second lien loans are second to first lien loans, they present a greater degree of investment risk. Specifically, these loans are subject to the additional risk that the cash flow of the borrower and property securing the loan may be insufficient to meet scheduled payments after giving effect to those loans with a higher priority. In addition, loans that have a lower than first lien priority on collateral of the borrower generally have greater price volatility than those loans with a higher priority and may be less liquid.

Senior Loan Risk. The Fund invests in senior loans and therefore is subject to the risks associated therewith.  Investments in senior loans are subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk (which may be heightened because of the limited public information available regarding senior loans and because loan borrowers may be leveraged and tend to be more adversely affected by changes in market or economic conditions).  Further, no active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans.  Senior loans may not be considered “securities” and the Fund may not be entitled to rely on the anti-fraud protections of the federal securities laws.
In the event a borrower fails to pay scheduled interest or principal payments on a senior loan held by the Fund, the Fund will experience a reduction in its income and a decline in the value of the senior loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund’s common shares. If the Fund acquires a senior loan from another lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. Although senior loans may be secured by specific collateral, the value of the collateral may not equal the Fund’s investment when the senior loan is acquired or may decline below the principal amount of the senior loan subsequent to the Fund’s investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/or may lose all or substantially all of its value, causing the senior loan to be under collateralized. Therefore, the liquidation of the collateral underlying a senior loan may not satisfy the issuer’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated. The senior loan market has seen a significant increase in loans with weaker lender protections including, but not limited to, limited financial maintenance covenants or, in some cases, no financial maintenance covenants (i.e., “covenant-lite loans”) that would typically be included in a traditional loan agreement and general weakening of other restrictive covenants applicable to the borrower such as limitations on incurrence of additional debt, restrictions on payments of junior debt or restrictions on dividends and distributions. Weaker lender protections such as the absence of financial maintenance covenants in a loan agreement and the inclusion of “borrower-favorable” terms may impact recovery values and/or trading levels of senior loans in the future. The absence of financial maintenance covenants in a loan agreement generally means that the lender may not be able to declare a default if financial performance deteriorates. This may hinder the Fund’s ability to reprice credit risk associated with a particular borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s exposure to losses on investments in senior loans may be increased, especially during a downturn in the credit cycle or changes in market or economic conditions.

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2023 (Unaudited)
Valuation Risk. The valuation of senior loans may carry more risk than that of common stock. Market quotations may not be readily available for some senior loans and securities in which the Fund invests and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation of senior loans and certain other securities than for securities with a secondary market, because there is less reliable objective data available.  These difficulties may lead to inaccurate asset pricing.

Effects of Leverage
The aggregate principal amount of borrowings under the credit agreement (the “Credit Agreement”) with The Toronto-Dominion Bank, New York Branch represented approximately 17.84% of Managed Assets as of May 31, 2023. Asset coverage with respect to the borrowings under the Credit Agreement was 560.49% as of May 31, 2023 and the Fund had $192,000,000 of unutilized funds available for borrowing under the Credit Agreement as of that date. As of May 31, 2023, the maximum commitment amount under the Credit Agreement was $315,000,000. As of May 31, 2023, the approximate average annual interest and fee rate for the borrowings under the Credit Agreement was 6.56%.
Assuming that the Fund’s leverage costs remain as described above (at an assumed average annual cost of 6.56%), the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover its leverage costs would be 1.17%.
The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of (10)%, (5)%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund.
The table further assumes leverage representing 17.84% of the Fund’s Managed Assets, net of expenses, and an annual leverage interest and fee rate of 6.56%.

Assumed Portfolio Total Return (Net of Expenses)	-10%	-5%	0%	5%	10%
Common Share Total Return	-13.60%	-7.51%	-1.42%	4.66%	10.75%
Common Share total return is composed of two elements: the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends or interest on its leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the distributions it receives on its investments are entirely offset by losses in the value of those securities.

Board of Trustees and Officers
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2023 (Unaudited)
The following tables identify the Trustees and Officers of the Fund. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Three Year Term • Since Fund Inception	Physician, Edward-Elmhurst Medical Group; Physician and Officer, Wheaton Orthopedics (1990 to 2021)	231	None
Thomas R. Kadlec, Trustee (1957)	• Three Year Term • Since Fund Inception	Retired; President, ADM Investor Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	231	Director, National Futures Association and ADMIS Singapore Ltd.; Formerly, Director of ADM Investor Services, Inc., ADM Investor Services International, ADMIS Hong Kong Ltd., and Futures Industry Association
Denise M. Keefe, Trustee (1964)	• Three Year Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	231	Director and Board Chair of Advocate Home Health Services, Advocate Home Care Products and Advocate Hospice; Director and Board Chair of Aurora At Home (since 2018); Director of Advocate Physician Partners Accountable Care Organization; Director of RML Long Term Acute Care Hospitals; Director of Senior Helpers (since 2021); and Director of MobileHelp (since 2022)
Robert F. Keith, Trustee (1956)	• Three Year Term • Since Fund Inception	President, Hibs Enterprises (Financial and Management Consulting)	231	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Three Year Term • Since Fund Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	231	None
(1)	Currently, Richard E. Erickson and Thomas R. Kadlec, as Class I Trustees, are serving as trustees until the Fund’s 2023 annual meeting of shareholders. Denise M. Keefe and Niel B. Nielson, as Class II Trustees, are serving as trustees until the Fund’s 2024 annual meeting of shareholders. James A. Bowen and Robert F. Keith, as Class III Trustees, are serving as trustees until the Fund’s 2025 annual meeting of shareholders.

Board of Trustees and Officers (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2023 (Unaudited)
Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE
James A. Bowen(2), Trustee and Chairman of the Board (1955)	• Three Year Term • Since Fund Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	231	None

Name and Year of Birth	Position and Offices with Fund	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(3)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since Fund Inception	Managing Director and Chief Financial Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since Fund Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Fund Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Fund Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Fund Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
(1)	Currently, Richard E. Erickson and Thomas R. Kadlec, as Class I Trustees, are serving as trustees until the Fund’s 2023 annual meeting of shareholders. Denise M. Keefe and Niel B. Nielson, as Class II Trustees, are serving as trustees until the Fund’s 2024 annual meeting of shareholders. James A. Bowen and Robert F. Keith, as Class III Trustees, are serving as trustees until the Fund’s 2025 annual meeting of shareholders.
(2)	Mr. Bowen is deemed an “interested person” of the Fund due to his position as CEO of First Trust Advisors L.P., investment advisor of the Fund.
(3)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2023 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website.  We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users.  The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on:  Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2023

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
TRANSFER AGENT
Computershare, Inc.
P.O. Box 505000
Louisville, KY 40233
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.
(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) AUDIT FEES (REGISTRANT) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $43,125 for 2022 and $49,000 for 2023.

(b) AUDIT-RELATED FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2022 and $0 for 2023.

AUDIT-RELATED FEES (INVESTMENT ADVISOR) -- The aggregate fees billed in each of the last two fiscal years of the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2022 and $0 for 2023.

(c) TAX FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $16,272 for 2022 and $14,023 for 2023. These fees were for tax consultation and/or tax return preparation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

TAX FEES (INVESTMENT ADVISOR) -- The aggregate fees billed in each of the last two fiscal years of the registrant for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s advisor were $0 for 2022 and $0 for 2023.

(d) ALL OTHER FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2022 and $0 for 2023.

ALL OTHER FEES (INVESTMENT ADVISOR) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant’s investment advisor, other than services reported in paragraphs (a) through (c) of this Item were $0 for 2022 and $0 for 2023.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment advisor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:
Registrant:	Advisor and Distributor:
(b) 0%	(b) 0%
(c) 0%	(c) 0%
(d) 0%	(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for the fiscal period ended May 31, 2022 were $16,272 for the registrant and $16,500 for the registrant’s investment advisor and for the fiscal year ended May 31, 2023 were $14,023 for the registrant and $31,000 for the registrant’s investment advisor.
(h)	The registrant’s audit committee of its board of trustees determined that the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
(i)	Not applicable.
(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 consisting of all the independent directors of the registrant. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe, Robert F. Keith and Niel B. Nielson.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Information provided as of August 4, 2023

The First Trust Advisors Leveraged Finance Investment team manages a portfolio comprised primarily of U.S. dollar denominated high yield bonds and senior secured floating-rate loans. The Portfolio Managers are responsible for directing the investment activities within the Fund. William Housey is the Senior Portfolio Manager and has primary responsibility for investment decisions. Jeff Scott assists Mr. Housey and there are also Senior Credit Analysts assigned to certain industries. The Portfolio Managers are supported in their portfolio management activities by the First Trust Advisors Leveraged Finance investment team, including a team of credit analysts, designated traders, and operations personnel. Senior Credit Analysts are assigned industries and Associate Credit Analysts support the Senior Credit Analysts. All credit analysts, operations personnel and portfolio managers report to Mr. Housey.

William Housey, CFA

Managing Director of Fixed Income, Senior Portfolio Manager

Mr. Housey joined First Trust Advisors L.P. in June 2010 as the Senior Portfolio Manager for the Leveraged Finance Investment Team and has 27 years of investment experience.  Mr. Housey is a Managing Director of Fixed Income and is also a member of the First Trust Strategic Model Investment Committee and the Fixed Income Sub-Committee.  Prior to joining First Trust, Mr. Housey was at Morgan Stanley Investment Management and its wholly owned subsidiary, Van Kampen Funds, Inc. for 11 years where he last served as Executive Director and Co-Portfolio Manager.  Mr. Housey has extensive experience in the portfolio management of both leveraged and unleveraged credit products, including senior loans, high-yield bonds, credit derivatives and corporate restructurings.  Mr. Housey received a B.S. in Finance from Eastern Illinois University and an M.B.A. in Finance as well as Management and Strategy from Northwestern University’s Kellogg School of Business. He also holds the FINRA Series 7, Series 52 and Series 63 licenses.  Mr. Housey also holds the Chartered Financial Analyst designation.  He is a member of the CFA Institute and the CFA Society of Chicago.  Mr. Housey also serves on the Village of Glen Ellyn, IL Police Pension Board.

Jeffrey Scott, CFA

Senior Vice President and Portfolio Manager

Mr. Scott is a Portfolio Manager and a Sector Specialist Credit Analyst for the Leveraged Finance Investment Team at First Trust Advisors L.P.  He has 33 years of experience in the investment management industry and has extensive experience in credit analysis, product development, and product management. Prior to joining First Trust, Jeff served as an Assistant Portfolio Manager and as a Senior Credit Analyst for Morgan Stanley/Van Kampen from October 2008 to June 2010. As Assistant Portfolio Manager, Jeff served on a team that managed over $4.0 billion of Senior Loan assets in three separate funds: Van Kampen Senior Loan Fund; Van Kampen Senior Income Trust; and Van Kampen Dynamic Credit Opportunities Fund. His responsibilities included assisting with portfolio construction, buy and sell decision making, and monitoring fund liquidity and leverage. Mr. Scott earned a B.S. in Finance and Economics from Elmhurst College and an M.B.A. with specialization in Analytical Finance and Econometrics and Statistics from the University of Chicago. He also holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Information provided as of May 31, 2023

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed*	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance

1. William Housey, CFA	Registered Investment Companies:	6	$4.849B	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	0	$0	0	$0

2. Jeffrey Scott CFA	Registered Investment Companies:	6	$4.849B	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	0	$0	0	$0

* Information excludes the registrant.

Potential Conflicts of Interests

Potential conflicts of interest may arise when a portfolio manager of the Registrant has day-to-day management responsibilities with respect to one or more other funds or other accounts. The First Trust Advisors Leveraged Finance Investment Team adheres to its trade allocation policy utilizing a pro-rata methodology to address this conflict.

First Trust and its affiliate, First Trust Portfolios L.P. (“FTP”), have in place a joint Code of Ethics and Insider Trading Policies and Procedures that are designed to (a) prevent First Trust personnel from trading securities based upon material inside information in the possession of such personnel and (b) ensure that First Trust personnel avoid actual or potential conflicts of interest or abuse of their positions of trust and responsibility that could occur through such activities as front running securities trades for the Registrant. Personnel are required to have duplicate confirmations and account statements delivered to First Trust and FTP compliance personnel who then compare such trades to trading activity to detect any potential conflict situations. In addition to the personal trading restrictions specified in the Code of Ethics and Insider Trading Policies and Procedures, employees in the First Trust Advisors Leveraged Finance Investment Team are prohibited from buying or selling equity securities (including derivative instruments such as options, warrants and futures) and corporate bonds for their personal account and in any accounts over which they exercise control. Employees in the First Trust Advisors Leveraged Finance Investment Team are also prohibited from engaging in any personal transaction while in possession of material non-public information regarding the security or the issuer of the security. First Trust and FTP also maintain a restricted list of all issuers for which the First Trust Advisors Leveraged Finance Investment Team has material non-public information in its possession and all transactions executed for a product advised or supervised by First Trust or FTP are compared daily against the restricted list.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Information provided as of May 31, 2023

The compensation structure for internal portfolio managers is based upon a fixed salary as well as a discretionary bonus determined by the management of FTA. Salaries are determined by management and are based upon an individual’s position and overall value to the firm. Bonuses are also determined by management and are generally based upon an individual’s or team’s overall contribution to the success of the firm, assets under management and the profitability of the firm. Certain internal portfolio managers have an indirect ownership stake in the firm and will therefore receive their allocable share of ownership related distributions.

(a)(4)	Disclosure of Securities Ownership as of May 31, 2023
Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
William Housey	$100,001 - $500,000
Jeffrey Scott	$10,001-$50,000
(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust High Yield Opportunities 2027 Term Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	August 4, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	August 4, 2023
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	August 4, 2023

* Print the name and title of each signing officer under his or her signature.